Exhibit 99.1

 January 2023  JP Morgan Presentation

 Forward Looking Statements and Non-GAAP Financial Information   2  This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed.  In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise.  This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance.  The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. In addition, non-GAAP operating margin, which is gross profit less marketing, selling and administrative expense and research and development expense excluding certain specified items as a percentage of revenues, is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by our management and makes it easier for investors, analysts and peers to compare our operating performance to other companies in our industry.  This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results.   The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors.   Also note that a reconciliation of forward-looking non-GAAP operating margin is not provided because a comparable GAAP measure is not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of the unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets, and stock compensation resulting from acquisition-related equity awards, or currency exchange rates. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

 Our Strategic Foundation  3  A differentiated biopharma company focused on innovative medicines for patients with cancer and other serious diseases  BEST OF BIOTECH  BEST OF PHARMA  Leading scientific innovation  Collaborating at center of the biotech ecosystem  Leveraging global scale and agility  Driven by the best people

Portfolio Strength and Breadth Across Key Franchises

	Oncology	Hematology	Immunology/Fibrosis	Cardiovascular
Inline Brands	OPDIVO (nivolumab); YERVOY (ipilimumab)	Pomalyst (pomalidomide); SPRYCEL dasatinib; Empliciti (elotuzumab)	ORENCIA (abatacept)	Eliquis apixaban
New Product Portfolio	Opdualag (nivolumab and relatlimab-rmbw)	Reblozyl (luspatercept-aamt); ONUREG (azacitidine); INREBIC (fedratinib) capsules; Abecma (idecabtagene vicleucel); Breyanzi (lisocabtagene maraleucel)	ZEPOSIA (ozanimod); SOTYKTU (deucravacitinib)	CAMZYOS (mavacamten) capsules
Mid-to-late-stage Pipeline	repotrectinib[2] farletuzumab ecteribulin[1] AR-LDD[1]	iberdomide[2] mezigdomide[2] alnuctamab BCMA TCE[1] CC-99282[1]	cendakimab[2] LPA_1 antagonist[3]	milvexian[3]

Robust early-stage pipeline with 50+ assets in development

[1] In Ph 1 or Phase 1/2 development, [2] Phase 3/pivotal study, [3] POC established & planned registrational trials

Bristol Myers Squibb

4

Delivered Significant Financial & Portfolio Milestones Through Strong Execution

~3 Year Financial Achievements[1]

Sales growth	High single-digit
Non-GAAP EPS growth	Mid-20s
Cost synergies	$3B+
Significant Operating Cash Flow[2]	$40B+

~3 Year Portfolio Achievements[3]

New products delivered	9

Reblozyl (luspatercept-aamt) · SOTYKTU (deucravacitinib) · INREBIC (fedratinib) capsules · Breyanzi · Opdualag (nivolumab and relatlimab-rmbw) · Abecma (idecabtagene vicleucel) · ONUREG (azacitidine) tablets · CAMZYOS (mavacamten) capsules · ZEPOSIA (ozanimod)

3 First-in-Class Assets Approved in 2022

BD execution	MYOK, TPTX
Added new indications across portfolio	15+

Strengthens Foundation for Portfolio Renewal & Long-Term Growth

[1] Financial Achievements from 2020-2022; Sales and EPS based on non-compounded growth to mid-point of 2022 guidance. Does not include impact from 4Q 2022 results
-EPS calculation excludes Acquired IPR&D impact from the MYOK acquisition in 2020; including this impact, the EPS growth rate would be in excess of 500%

[2] Operating cashflow generated from 2020 to Q3 2022
[3] Portfolio Achievements from 2H'19 - 2022

Bristol Myers Squibb 5

 Strategically Positioned for Waves of Innovation  6  Additional optionality from disciplined business development  9 NMELaunches inNew Product Portfolio   6Next Wave RegistrationalStage Assets   50+Assets in Early Development  Revenue  Time  Wave 1  Wave 2  Wave 3  Illustrative

Multiple Paths for Long-Term Growth

2020-2025

On track to deliver

- **Low-to-mid** single digit revenue CAGR*
- **$8B - 10B growth** from in-line brands (primarily I-O & Eliquis)
- **$10B - 13B** from New Product Portfolio
- **40%+** operating margin**


2025-2030
2025 Revenues
LOE Brands
Additional growth from New Product Portfolio
Next Wave of innovation: 6 registrational stage assets
Optionality from early-stage pipeline & BD
2030 Revenues

Bristol Myers Squibb

*At constant exchange rates on a risk-adjusted basis;
**See "Forward-Looking Statements and Non-GAAP Financial Information" and "Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items."
NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval
Financial projections may contain non promoted sales, BMS promotes only according to label

7

 Younger & More Diversified Portfolio Through the Decade  8  Not for Product Promotional Use  New Product Portfolio = Abecma, Breyanzi, Inrebic, Onureg, Reblozyl, Zeposia, Sotyktu, Camzyos, Opdualag  Overall Portfolio – Stage in Life Cycle  ProductDiversification  Later  Earlier  NewProductPortfolio  New ProductPortfolio  Revlimid, Abraxane, Sprycel  Revlimid, Abraxane, Sprycel  Higher  Lower  2020  2025  NewProductPortfolio  Next Wave 6+ and Early Pipeline  2030   Eliquis, I-O & Other In-line Products   Eliquis,   I-O & Other In-line Products   Eliquis, I-O & Other In-line Products

 Well Positioned for Portfolio Renewal & Long-Term Growth  9  1. Portfolio renewal well-underway: 9 new launches  2. Next wave of innovation: 6 registrational stage pipeline assets  3. Optionality from early-stage pipeline & BD

 Strong Progress with New Product Portfolio  10  >$2B annual run-rate  10+ potential   additional indications  New Product Portfolio  Strong Momentum  $5  $1  +61%  Q3 2022 Versus Prior Year

Camzyos | Sotyktu | Opdualag

CAMZYOS™ (mavacamten) 2.5, 5, 10, 15mg capsules

First-in-Class Myosin Inhibitor Approved in U.S. for oHCM

First novel treatment in oHCM

- **Addresses** underlying disease
- ~70K symptomatic oHCM patients in the US[1]
  - Most patients treated at **~500 centers**
- Current diagnosis[1] rate: 20-25%; **potential to roughly double** over time
- EU approval expected in 2023

Expansion Opportunities

- VALOR PDUFA June 16, 2023
- Initiated Ph3 trial in nHCM (ODYSSEY-HCM)

Progress Driving Adoption

- Focus on driving demand & conversion to commercial dispenses

	As of September 30, 2022	As of December 31, 2022
REMS certified physicians	>2000	>2600
Patients in hub	>1100	>1800
Patients on commercial drug	>350	>900

Strong **momentum** into 2023

$4B+ 2030 NRA sales potential

[1]BMS Market Research
NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval
Financial projections may contain non promoted sales, BMS promotes only according to label

Bristol Myers Squibb™ 11

Camzyos Sotyktu Opdualag

SOTYKTU™ (deucravacitinib) 6 mg tablets First-in-Class Selective Allosteric TYK2 Inhibitor

U.S. Approval September 2022 - EU expected 2023

Superior efficacy of once-daily, oral SOTYKTU vs. twice-daily Otezla in **improving skin clearance** for moderate-to-severe plaque psoriasis

Well-demonstrated **safety and tolerability profile** with **no** Boxed Warning

Strong Initial Volume	**>2,000* TRx equivalent** since launch
Growing Market Share	**25-30%**** of new oral prescriptions in the first few months of launch
Broad Source of Business	**Roughly evenly split** between systemic-naïve, Otezla-experienced & biologic-experienced

Focus on building volume to secure broader access in 2024

$4B+ 2030 NRA sales potential

TRx equivalent = commercial and bridge prescriptions
NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval
Financial projections may contain non promoted sales, BMS promotes only according to label

*As of December 31, 2022
**Based on brand impact through October 2022

Bristol Myers Squibb™ 12

Camzyos | Sotyktu | Opdualag

Opdualag™ (nivolumab and relatlimab-rmbw) Injection for intravenous use | 480 mg/160 mg

First-in-Class LAG-3 Inhibitor, Relatlimab, as Fixed Dose Combination with Nivolumab Approved in 1L Melanoma

Global Net Sales $M


$6
$58
$84
Q1 2022
Q2 2022
Q3 2022

- Our 3rd approved I-O agent; Potential to be new SOC in 1L melanoma
- Clinically meaningful efficacy
- Continued U.S. revenue growth driven by strong demand

Key Metrics[1]

- Share in 1L melanoma: mid-to-upper teens
- Continued growth opportunity: PD-1 monotherapy maintains ~20% share

Broad Expansion Opportunities


P1
P2
P3
Adjuvant Melanoma
MSS CRC
2L+
HCC
1L
2L
NSCLC
1L

$4B+ 2030 NRA sales potential

Bristol Myers Squibb™

[1]As of Q3 2022; Source: BMS Market Research, Brand Impact W.E.
NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval
Financial projections may contain non promoted sales, BMS promotes only according to label

13

New Product Portfolio Significantly De-Risked with Important Catalysts Ahead

$10B - $13B
Risk-Adjusted Sales

- Other**
- Camzyos
- Sotyktu
- Reblozyl
- Breyanzi
- Zeposia

2025

Key Milestones

Beyond

- Camzyos nHCM
- Sotyktu SLE
- Opdualag 1L NSCLC
- Opdualag Adj. Mel
- Opdualag 2L+ MSS CRC

Planned Next 1-2 Years

- Breyanzi 3L+ CLL
- Breyanzi 3L+ iNHL
- Reblozyl MF
- Sotyktu PsA
- Zeposia CD

Milestones Already Delivered that De-Risk 2025-2030 and Beyond

- ✓ Zeposia MS
- ✓ Reblozyl 2L TD MDS
- ✓ Breyanzi 3L+ LBCL
- ✓ Abecma 5L+
- ✓ Zeposia UC
- ✓ Camzyos oHCM
- ✓ Sotyktu PsO
- ✓ Opdualag 1L Mel FDC
- ✓ Breyanzi 2L LBCL
- ✓ Abecma 3-5L
- ✓ Reblozyl 1L MDS
- ✓ Onureg AML maint.

$25B+
Non-Risk Adjusted*

$4B+	CAMZYOS
$4B+	Opdualag
$4B+	SOTYKTU
$4B+	Reblozyl
$3B+	Breyanzi
$3B+	ZEPOSIA
$1B+	Abecma

2030

*Non-risk adjusted revenue potential, subject to positive registrational trials and health authority approval
**Other includes: Abecma, Onureg, Inrebic, and Opdualag
Financial projections may contain non promoted sales, BMS promotes only according to label

Bristol Myers Squibb
14

 Well Positioned for Portfolio Renewal & Long-Term Growth  15  1. Portfolio renewal well-underway: 9 new launches  2. Next wave of innovation: 6 registrational stage pipeline assets  3. Optionality from early-stage pipeline & BD

Exciting Registrational Stage Portfolio with 6 Differentiated Assets – Further Supports Growth Opportunity in 2H of Decade

milvexian	Next generation anti-thrombotic	Ph3 program initiating in 2023 in SSP, Afib, & ACS
iberdomide	Potential first-in-class CELMoD agent	2L+ Ph3 initiated & post-transplant maintenance trial planned for 2023 in multiple myeloma
mezigdomide	Highly potent CELMoD agent	Ph3 initiated in relapsed/refractory multiple myeloma
BMS-986278	Potential first-in-class oral LPA_1 antagonist	Ph3 initiation planned in lung fibrosis in 2023
repotrectinib	Potential best-in-class ROS1/NTRK inhibitor	Planned launch in ROS1+ NSCLC
cendakimab	Potentially differentiated anti IL-13	Ph3 underway in eosinophilic esophagitis

Late-stage pipeline: $10B+ peak non-risk-adjusted revenue potential

Bristol Myers Squibb

Non-Risk Adjusted sales subject to positive registrational trials and health authority approval

16

milvexian | CELMoDs | LPA1 | repotrectinib | cendakimab

Milvexian: Next-Generation Antithrombotic with $5B+ NRA Potential[1] With Positive POC Data Supporting Phase 3 Initiation

Differentiated Monotherapy Profile

AXIOMATIC-TKR Phase 2 data (NEJM 2021)

- Clear efficacy vs. enoxaparin
- Differentiated safety profile vs. FXa inhibitors
- No dose response in bleeding observed in doses ≥50 mg

Differentiated Profile in Combination

AXIOMATIC-SSP Phase 2 data (ESC 2022)

- Compelling reduction in symptomatic ischemic strokes
- No signal for increase in intracranial bleeds (BARC 3c)
- No fatal bleeding (BARC 5)

Registrational program[2] focused on 3 core indications: SSP, ACS, AF

	Initial Study: Secondary Stroke Prevention (SSP)
Dose	25 mg BID
Enrollments	~15,000
Key criteria	Acute ischemic stroke or high-risk TIA
Comparator	Placebo (background antiplatelet therapy)
Primary endpoint	Time to first occurrence of ischemic stroke
Start date	Jan./Feb. 2023

Atrial Fibrillation & Acute Coronary Syndrome trials to initiate in 1H 2023

[1]Represents potential molecule sales; economics shared with JNJ; [2]Ph3 studies are conducted by Janssen

BARC: Bleeding Academic Research Consortium; BARC Type 3c = Intracranial hemorrhage confirmed by autopsy, imaging, or lumbar puncture; intraocular bleed compromising vision; BARC Type 5 = Probable fatal bleeding or definite fatal bleeding (overt or autopsy or imaging confirmation)

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval; Financial projections may contain non promoted sales, BMS promotes only according to label

Bristol Myers Squibb 17

 Novel CELMoD Agents: Opportunity to Sustain a Leadership Position in Multiple Myeloma  18  Potency translating to strong response rates in a heavily pretreated 4L+ patient population, including IMiD-refractory & anti-BCMA-exposed  40% ORR; 50% ORR in patients with prior BCMA-targeted therapy2  Profile supports combination with PIs  LPA1  milvexian  cendakimab  Registrational trials underway  Encouraging response rates in a heavily pretreated 4L+ patient population  26% ORR1   Tolerability profile supports combination therapy in earlier lines  Iberdomide  Efficacious and tolerable agent; prioritized for use in earlier lines  Mezigdomide  Highly potent agent; prioritized for use in relapsed/refractory multiple myeloma  Potential to be New Backbone in Post-Transplant Maintenance & with anti-CD38 in RRMM  Potential to be New Backbone with Proteasome Inhibitors in RRMM  1Lancet Haematol 2022; 9: e822–32.  2Blood (2022) 140 (Supplement 1): 1366–1368.  BCMA; B-cell maturation antigen  IMiD; immunomodulatory agents  repotrectinib  CELMoDs

milvexian | CELMoDs | LPA1 | repotrectinib | cendakimab

LPA_1 Antagonist (BMS-986278): First-in-Class Novel Treatment for Lung Fibrosis


ALVEOLUS
LPA
LPA1 Receptors
Chemokines
Cytokines
Growth factors
Lung Injury
Excessive collagen secreted by fibroblasts leads to fibrosis
LPA production is stimulated by lung injury
LPA activates LPA1 expressed on fibroblasts

Significant Unmet Need and Market

- IPF is a fatal lung disease with median 3-5 years survival
- In 2021, >700,000 adults living with IPF globally[1]
- Worldwide sales[2] of 2 approved agents $3B+

BMS-986278

- LPA_1 is central to the pathogenesis of fibrotic diseases
- BMS-986278 demonstrates compelling efficacy and favorable safety profile

Development Plans

- Phase 2 IPF positive data in house (2H 2022) & PPF cohort ongoing
- Planning to initiate Phase 3 program in 2023

Bristol Myers Squibb

[1]DataMonitor, IPF Pharma Intelligence Market Spotlight, Feb-2022
[2]Source: Evaluate Pharma; 2021 WW Esbriet & Ofev sales (USD)

LPA_1; lysophosphatidic acid receptor 1
IPF; idiopathic pulmonary fibrosis
PPF; progressive pulmonary fibrosis

19

milvexian | CELMoDs | LPA1 | repotrectinib | cendakimab

Repotrectinib: Potential Best-in-Class ROS1 Inhibitor in NSCLC

Highly Potent & Differentiated Small Molecule


Repotrectinib
ATP
Kinase
Solvent front mutation
Gatekeeper mutation

ROS1+ TKI-Naïve NSCLC; ORR (95% CI)		79%
TKI-Pretreated Activity		✓ ORRs of 28-42% (n=100)
CNS Activity (*ROS1*+ NSCLC)		✓
ROS1+ TKI-Naïve NSCLC Durability	DOR	• 12-month DOR[1]: 86.1% • mDOR: not yet reached
	PFS	• 12-month PFS[1]: 79.7% • mPFS: not yet reached
Generally Well Tolerated Safety Profile		

Source: Chul Cho B, et al. ENA 2022

Clinically differentiated profile in NSCLC

Market Potential

ROS1 Prevalence:
~1.5% of NSCLC patients[2]

Existing ROS1 market:
~$500-$600M[3]

Opportunity to roughly **double** the ROS1 market & achieve best-in-class share based on:

- Longer duration of response
- Higher response rate
- Better safety / tolerability profile

[1]Based on Landmark analysis
[2]Source: Decision Resources Group; BMS Internal Analysis; AJCC 8th Edition Staging, ROS1 based on external analysts and IQVIA
[3]WW total revenue for crizotinib and entrectinib in 2021

Bristol Myers Squibb 20

milvexian | CELMoDs | LPA1 | repotrectinib | **cendakimab**

Cendakimab: High-Affinity IL-13 Neutralizing Antibody for EoE

Eosinophilic Esophagitis + Cendakimab


IL-4
IL-13
IL-13
IL-13
IL-4Rα
IL-13Rα1
IL-13Rα2
↓ Tissue Inflammation
↓ Fibrosis and Remodeling

- Binds to IL-13 ligand
- Blocks IL-13 binding to both IL-13Ra1 & IL-13Ra2 subunits

- EoE is a life altering disease affecting ~700k[1] prevalent patients (combined U.S./EU5)
- Potentially differentiated MoA addressing a significant unmet need for a highly efficacious treatment that improves both inflammation & fibrosis/remodeling

EoE: Currently Enrolling Phase 3 study

Induction Phase 24 weeks	Maintenance Phase 24 weeks
Week 24 Co-Primary Endpoints	**Week 48** Secondary Endpoints
Placebo	
Cendakimab 360 mg SC QW	Cendakimab 360 mg SC Q2W
Cendakimab 360 mg SC QW	

Co-primary (week 24):
- Change in dysphagia days
- Histologic response: eos ≤6/hpf

Key secondary (weeks 24 & 48):
- Histologic response: eos <15/hpf
- EREFS
- EoE-HSS
- mDSD composite score

Readout anticipated in 2024

Bristol Myers Squibb™

eos; eosinophils
EREFS; endoscopic reference score
EoE-HSS; Eosinophilic Esophagitis Histology Scoring System
mDSD; modified daily symptom diary
[1]Source: Decision Resources Group; BMS Internal Analysis

21

 Well Positioned for Portfolio Renewal & Long-Term Growth  22  1. Portfolio renewal well-underway: 9 new launches  2. Next wave of innovation: 6 registrational stage pipeline assets  3. Optionality from early-stage pipeline & BD

 Robust Early-Stage Pipeline Provides Potential for Future Growth  23  50+ Assets inPhase 1/2*  Results Expected Next 18-24 Months  InnovationEngine  Small Molecule | Complex Biotherapeutics | Protein Homeostasis | Cell Therapy  Leading Drug Discovery Platforms  Solid Tumors 24  Hematology 12  Immunology & Fibrosis 10  Cardiovascular 4  Neuroscience 4  Deep internal pipeline  External collaborations and partnerships  >15 potential decisionsto advance to late-stagedevelopment  Continued Pipeline Replenishment with 30+ IND Planned from 2023 - 2025  *Source: BMS Pipeline as of Q3 2022

 3 Near-Term Opportunities to Potentially Transition to Registrational Development  24  CELMoD targeting lymphoma with optionality to combine with SOC & novel agents   Opportunity to move into earlier lines  POC data expected in 2023 to inform Ph3  CC-99282  Potentially differentiated BCMA bispecific with a unique 2+1 construct  Low rates of CRS with SubQ formulation  Ph3 initiation planned in 2023/2024  alnuctamabBCMA TCE  AR-LDD  Small molecule targeting prostate cancer  POC underway including dose optimization  Opportunity to expand protein homeostasis in solid tumors

Continued Near-term Catalysts Across Diversified Portfolio

2023 Key Milestones

Opdivo (+/- Yervoy)	Early Stage: ☐ Neo-adjuvant NSCLC Ph3 (CM-816) approval in EU Metastatic ☐ 1L mCRPC Ph3 (CM-7DX)	**iberdomide**	☐ Initiation of pivotal post-transplant maintenance H2H vs Revlimid
Opdualag	☐ 1L NSCLC Ph2	**Reblozyl**	☐ 1L MDS (COMMANDS) U.S. filing
repotrectinib	☐ ROS1+ NSCLC (TRIDENT-1) U.S. filing	**Sotyktu**	☐ Mod-to-severe PsO EU approval ☐ CD Ph2 (IM011-023) ☐ UC Ph2 (IM011-127)
Abecma	☐ 3-5L MM Ph3 (KarMMa-3) filing ☐ Initiation NDMM Ph3 (KarMMa-9)	**LPA_1 Antagonist**	☐ Initiation IPF Ph3 ☐ PPF Ph2 (IM011-040)
Breyanzi	☐ 2L TE LBCL EU approval ☐ 3L+ CLL Ph2 (TRANSCEND-CLL) ☐ 3L+ FL Ph2 (TRANSCEND-FL)	**Camzyos**	☐ oHCM EU approval
		milvexian	☐ Initiation Ph3 program[1]

2024/2025 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: ☐ 1L HCC Ph3 (CM-9DW) ☐ 1L+ MSI High CRC Ph3 (CM-8HW) Early Stage: ☐ Peri-adj NSCLC Ph3 (CM-77T) ☐ Peri-adj MIBC Ph3 (CM-078) ☐ Adj HCC Ph3 (CM-9DX) ☐ Stage III Unresectable NSCLC Ph3 (CM-73L) ☐ Adj NSCLC Ph3 (ANVIL, co-op group)	**Reblozyl**	☐ 1L MF Ph3 (INDEPENDENCE)
		cendakimab	☐ EoE Ph3
		Sotyktu	☐ PsA Ph3
		Zeposia	☐ CD maintenance Ph3 (YELLOWSTONE)
Opdualag	☐ 1L HCC Ph2 ☐ 2L HCC Ph2 ☐ 2L+ MSS mCRC Ph3		
alnuctamab BCMA TCE	☐ Initiation MM Ph3		

Bristol Myers Squibb

[1]SSP, ACS, AF Trials conducted by Janssen

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

25

Strong Cash Flow & Financial Flexibility Enables Balanced Approach to Capital Allocation

Capital Allocation

Prioritizing Business Development	Strengthening the Balance Sheet	Returning Cash to Shareholders
• Continue to focus on bolt-on opportunities to further strengthen long-term outlook • Replenish and diversify portfolio	• ~$5B debt paid in 2022 • Maintain strong investment-grade credit rating	• Continued annual dividend growth* • 14th consecutive dividend increase announced Dec '22

Flexibility for continued opportunistic share repurchase - $9.5B remaining authorization[1]

Bristol Myers Squibb

*Future dividend payouts subject to board authorization
[1] As of Q3'22

26

Business Development: Converting Balance Sheet Strength to Revenue Growth

Key Transactions

2019 - 2022

Celgene
2019

MYOKARDIA
2020

Turning Point Therapeutics
2022

~100 early-stage deals

Company Strengths

Scientific expertise

Financial discipline

Successful integrations

Transaction Benefits Achieved[1]

Supporting 2H of Decade

7 new product approvals

Strengthened Innovation Engine

30+ clinical pipeline assets[2]

2 new research platforms (Protein Homeostasis, Cell Therapy)

Supports Profitability

~50% of expected revenue in 2030

$3B+ synergies

Bristol Myers Squibb

NRA: Non-Risk Adjusted sales subject to positive registrational trials and health authority approval
Financial projections may contain non promoted sales, BMS promotes only according to label

[1] Includes acquisitions of Celgene, MyoKardia, Turning Point Therapeutics, & early-stage deals
[2] Source: BMS Pipeline as of Q3 2022

27

 Well Positioned for Portfolio Renewal & Long-Term Growth  28  Positioned for waves of innovation  Increasingly younger and more diversified portfolio  Strong scientific expertise across key therapeutic areas  Expanded registrational stage pipeline of 6 assets  Significant optionality from 50+ assets in early pipeline  3 approved first-in-class products in 2022  Strong commercial momentum  Long-term potential increasingly de-risked  Strong cash flows  Consistent, balanced approach to capital allocation  Financial flexibility to support additional business development  Strong Execution  TransformativeNew Product Portfolio  Deep Pipeline  Continued Financial Strength

 Year-Ended December 31  2020  2021  2021  Total Revenues  $42,518  $46,385  Gross Profit  $30,745  $36,445  Specified items (a)  $3,300  $603  Gross Profit excluding specified items  $34,045  $37,048  Marketing, selling and administrative  $7,661  $7,690  Specified items (a)  ($279)  ($3)  Marketing, selling and administrative excluding specified items  $7,382  $7,687  Gross Profit  $10,048  $10,195  Specified items (a)  ($903)  ($843)  Gross Profit excluding specified items  $9,145  $9,352  Operating margin  31%  40%  Specified items (a)  10%  3%  Operating margin excluding specified items  41%  43%  Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items  30  (a): An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Operating margin on Specified Items represents the difference between the GAAP and Non-GAAP operating margin  (Unaudited, dollars in millions)

Clinical Development Portfolio - Phase I and II

Data as of October 26th, 2022

Phase I

✦ AHR Antagonist[1^]	Solid Tumors
✦ Anti-CCR8^	Solid Tumors
✦ Anti-CTLA-4 NF Probody^	Solid Tumors
✦ Anti-ILT4^	Solid Tumors
✦ Anti-NKG2A^	Solid Tumors
✦ Anti-SIRPα	Solid Tumors
✦ AR-LDD	Solid Tumors
✦ CD3xPSCA Bispecific[1]	Solid Tumors
✦ DGK Inhibitor	Solid Tumors
✦ IL-12 Fc^	Solid Tumors
✦ JNK Inhibitor	Advanced Solid Tumors
✦ LSD1 Inhibitor^	Solid Tumors
✦ MAGE A4/8 TCER	Solid Tumors
✦ SHP2 Inhibitor^	Solid Tumors
✦ STING Agonist^	Solid Tumors
✦ TGFB Inhibitor^	Solid Tumors
✦ TIGIT Bispecific	Solid Tumors
OPDIVO	Solid Tumors
OPDIVO+YERVOY	Solid Tumors
✦ alnuctamab BCMA TCE	RR Multiple Myeloma
✦ Anti-SIRPα	Hematologic Malignancies
✦ BCMA ADC^	RR Multiple Myeloma
✦ BCMA NKE	RR Multiple Myeloma
✦ BET Inhibitor (CC-90010)^	Hematologic Malignancies
✦ CD33 NKE	RR Multiple Myeloma
✦ CD47xCD20	Non-Hodgkin's lymphoma
✦ CK1α Degrader	Hematologic Malignancies
✦ GPRC5D CAR T	RR Multiple Myeloma
✦ GSPT1 CELMoD (CC-90009)^	RR Acute Myeloid Leukemia
✦ ROR1 CAR T	Hematologic Malignancies
iberdomide^	Diffuse Large B-cell Lymphoma 1L
	RR NHL, LBCL, FL 3L+
OPDIVO	Hematologic Malignancies
✦ FXIa Inhibitor	Thrombotic Disorders
✦ Anti-CD40	Autoimmune Disease
✦ RIPK1 Inhibitor	Autoimmune Disease
✦ IL2-CD25	Autoimmune Disease
✦ TYK2 Inhibitor	Autoimmune Disease
afimetoran (TLR 7/8 Inhibitor)	Cutaneous Lupus Erythematosus
✦ NME	Fibrosis
✦ Anti-Tau	Neuroscience
✦ BTK Inhibitor	Neuroscience
✦ eIF2b Activator	Neuroscience
✦ FAAH/MGLL Dual Inhibitor	Neuroscience

Phase II

✦ Anti-CTLA-4 NF	Solid Tumors
✦ Anti-CTLA-4 Probody	Solid Tumors
✦ Anti-Fucosyl GM1^	Solid Tumors
✦ Anti-IL-8^	Solid Tumors
✦ Anti-TIGIT^	Solid Tumors
✦ BET Inhibitor (CC-90010)^	Solid Tumors
✦ farletuzumab ecteribulin	Solid Tumors
✦ repotrectinib	ROS1 NSCLC
	NTRK NSCLC
OPDIVO	Colorectal Cancer 2L
	Pan-Tumor TMB High
	Solid Tumors
OPDIVO+YERVOY	Metastatic Castration-Resistant Prostate Cancer 2L
	Solid Tumors
OPDIVO+CDK4/6 Inhibitor	Neoadjuvant ER+/HER2- Breast Cancer
nivolumab+relatlimab	Stage IV Non-Small Cell Lung Cancer 1L
	Hepatocellular carcinoma 1L
	Hepatocellular carcinoma 2L
✦ A/I CELMoD (CC-99282)^	RR Non-Hodgkin's Lymphoma
✦ BET Inhibitor (BMS-986158)	Hematologic Malignancies
mezigdomide (CC-92480)	Multiple Myeloma 4L+
	Multiple Myeloma 2L+ & Newly Diagnosed Multiple Myeloma
ABECMA (ide-cel)	Newly Diagnosed Multiple Myeloma, 2L, 4L+
BREYANZI (liso-cel)	Chronic Lymphocytic Leukemia (CLL) 3L+
	Follicular Lymphoma (FL) 3L+
	Marginal Zone Lymphoma (MZL) 3L+
	Mantle Cell Lymphoma (MCL) 3L+
IDHIFA	Acute Myeloid Leukemia 1L
iberdomide	Multiple Myeloma 4L+ & Newly Diagnosed Multiple Myeloma
OPDIVO+EMPLICITI	RR Multiple Myeloma
✦ Cardiac Myosin Inhibitor (MYK-224)	Obstructive Hypertrophic Cardiomyopathy
✦ danicamtiv	Genetic Dilated Cardiomyopathy
✦ milvexian (FXIa Inhibitor)	Venous Thromboembolism (VTE) Prevention
	Secondary Stroke Prevention
CAMZYOS	Heart Failure with preserved Ejection Fraction (HFpEF)

Phase II

✦ afimetoran (TLR 7/8 Inhibitor)	Systemic Lupus Erythematosus
✦ branebrutinib	Rheumatoid Arthritis
✦ MK2 Inhibitor	Ankylosing Spondylitis
cendakimab	Atopic Dermatitis
SOTYKTU	Crohn's Disease
	Discoid Lupus Erythematosus
	Systemic Lupus Erythematosus
	Ulcerative Colitis
✦ HSP47	Non-alcoholic Steatohepatitis (NASH)
✦ LPA1 Antagonist	Pulmonary Fibrosis
ORENCIA	COVID-19 Treatment

✦ NME leading indication

^ Trials exploring various combinations

1. BMS has an exclusive option to license and/or option to acquire

Oncology | Hematology | CV | Immunology | Fibrosis | Neuroscience | COVID-19

Bristol Myers Squibb

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Clinical Development Portfolio - Phase III

Data as of October 26th, 2022

Phase III

✦ subcutaneous nivolumab + rHuPH20	Adjuvant Melanoma
	Renal Cell Carcinoma 2L
OPDIVO	Adjuvant Gastric Cancer
	Adjuvant Melanoma
	Adjuvant Hepatocellular Carcinoma
	Metastatic Castration-Resistant Prostate Cancer 1L
	Peri-adjuvant Muscle Invasive Urothelial Carcinoma
	Peri-adjuvant Non-Small Cell Lung Cancer
OPDIVO + YERVOY	Adjuvant Renal Cell Carcinoma
	Hepatocellular Carcinoma 1L
	Bladder Cancer 1L
	Microsatellite Instability High Colorectal Cancer 1L+
	Stage 3 Unresectable Non-Small Cell Lung Cancer
OPDUALAG	Adjuvant Melanoma
	Microsatellite Stable Metastatic Colorectal Cancer 2L+
✦ iberdomide	Multiple Myeloma 2L+
✦ mezigdomide (CC-92480)	Multiple Myeloma 2L+
ABECMA (ide-cel)	Multiple Myeloma 3L-5L
INREBIC	Myelofibrosis previously treated with Ruxolitinib
REBLOZYL	TD Myelodysplastic Syndrome Associated Anemia 1L
	TD Myelofibrosis Associated Anemia 1L
CAMZYOS	Non-Obstructive Hypertrophic Cardiomyopathy
✦ cendakimab	Eosinophilic Esophagitis
SOTYKTU	Psoriatic Arthritis
ZEPOSIA	Crohn's Disease

Registration US, EU, JP

SOTYKTU	Moderate to Severe Psoriasis (EU)
OPDIVO	Neoadjuvant Non-Small Cell Lung Cancer (EU, JP)
BREYANZI	Large B-cell Lymphoma 2L TE (EU)
	Large B-cell Lymphoma 2L TE & TNE (JP)
REBLOZYL	B-Thalassemia NTD (EU)
CAMZYOS	Obstructive Hypertrophic Cardiomyopathy (EU)
	Obstructive Hypertrophic Cardiomyopathy SRT eligible (US)

✦ NME leading indication

Oncology | Hematology | CV | Immunology | Fibrosis | Neuroscience | COVID-19

Development Partnerships: ABECMA (ide-cel): 2seventy bio; AHR: Ikena Oncology; Anti-Tau: Prothena; CAMZYOS in China, Singapore, Thailand, Macau, HK, Taiwan: LianBio; CD3xPSCA: Avencell; eIF2b Activator: Evotec; TIGIT Bispecific: Agenus; ELIQUIS: Pfizer; EMPLICITI: AbbVie; farletuzumab ecteribulin: Eisai; HSP47: Nitto Denko Corporation; rHuPH20: Halozyme; ; IDHIFA: Servier; IL-12 Fc: Dragonfly Therapeutics; MAGEA4/8 TCR: Immatics; milvexian: Janssen Pharmaceuticals, Inc.; OPDIVO, YERVOY, OPDUALAG: Ono; REBLOZYL: Merck; SHP2 Inhibitor: BridgeBio Pharma

Bristol Myers Squibb

32

Our Commitment as a Purpose Driven Organization  33  Embracing environmental stewardship  Experienced & diverse Board   Board oversight of strategy& key enterprise risks  64% female & ethnically diverse directors  Shareholder rights  Regular shareholder engagement  Proxy access   Special meeting right (15%)  Environment  Governance  Social  Key Priorities  Our Commitments  2021  ≥ 25% new clinical trial sites in diverse metro areas  2022  Gender parity at executive level  2X representation for Black/African American & Hispanic/Latino executives  2025  $1B spend with diverse suppliers  2024  Set scientifically validated goals to reduce our emissions  2030  100% renewable electricity  2040  Net neutral GHG  100% EV fleet  100% equitable water use  Zero waste to landfill  Maintaining highest ethics, integrity & compliance  Upholding Board oversight & accountability  Promoting product quality & safety  Cultivating diversity, equity & inclusion  Ensuring health equity, patient access & innovation

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